UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM 8-K/A

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: November 12, 1997

                           THE QUIZNO'S CORPORATION
            (Exact name of registrant as specified in its charter)

      Colorado                 000-23174          84-1169286
(State or other jurisdiction  (Commission       (IRS Employer
    of incorporation)         File Number)   Identification No.)

            1099 18th Street, Suite 2850, Denver, Colorado,   80202
            (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code:  (303) 291-0999

                                     None
         (Former name or former address, if changes since last report)


Item  7.  Financial  Statements  and  Exhibits.
          List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  and  (b)   The Company currently received the most recent annual
                          financial statements of "Bain's Deli", and based on these audited financial statements, the acquisition transaction is not significant per Regulation S-B,
                          Section 310(3)(c)(2)(i,ii,iii) and therefore, financial statements and pro forma financial information are not required to be filed and are not included herein.

          (c)             Exhibits
                          *Exhibit  2.1    Asset  Purchase  Agreement  Among
                          The Quizno's Acquisition Company, Bain's Deli Franchise Associates, throughout its General Partner, Gemini Enterprises, Ltd., Gemini One, Inc. and Jolles #4 Partnership

                          * Exhibit 99.1   License Agreement between The
                          Quizno's Acquisition Company and  Jolles  #4
                          Partnership

                          * Previously  filed

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE QUIZNO'S CORPORATION

Date:  December  31,  1997  By:  /s/  John  L.  Gallivan
                            John  L.  Gallivan,  Chief  Financial  Officer